EXHIBIT 32

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Elizabeth Arden, Inc. (the "Company") on Form 10-Q for the period ended May 1, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, E. Scott Beattie, Chairman and Chief Executive Officer of the Company, and I, Stephen J. Smith, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     (i) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  June 3, 2004                   /s/ E. Scott Beattie
       ------------                   --------------------
                                      E. Scott Beattie
                                      Chairman and Chief Executive Officer


Date:  June 3, 2004                   /s/ Stephen J. Smith
       ------------                   --------------------
                                      Stephen J. Smith
                                      Executive Vice President and
                                      Chief Financial Officer


This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1923, as amended (the "Exchange Act"). Such Certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.